United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

MIND SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	52-2130901 (IRS Employer Identification No.)
3525 Del Mar Heights Road, Suite 802 San Diego, California (principal executive offices)	92130 (Zip Code)

(888) 461-3932
(Registrant’s telephone number, including area code)

3150 E. Willow Street, Signal Hill, California 90755, (858) 461-0423

(Former name or former address, if changed since last report.)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Agreement.

On March 11, 2014, Mind Solutions, Inc., a Nevada corporation (the “Registrant”) and Premier Venture Partners, LLC, a California limited liability company (the “Investor”) executed that certain Equity Purchase Agreement (the “Equity Purchase Agreement”), whereby the Investor shall invest up to One Million Dollars ($1,000,000) to purchase the Registrant’s common stock par value $0.001 per share (the “Common Stock”). Such investments will be made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), Rule 506 of Regulation D promulgated by the SEC under the 1933 Act, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made the Equity Purchase Agreement. Contemporaneously with the execution and delivery of the Equity Purchase Agreement, the parties executed and delivered a Registration Rights Agreement substantially in the form attached to the Equity Purchase Agreement as Exhibit A (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

Delivery of Put Notices. Subject to the terms and conditions of the Transaction Documents, and from time to time during the Open Period, the Registrant may, in its sole discretion, deliver a Put Notice to the Investor which states the number of shares of the Common Stock that the Registrant intends to sell to the Investor on a Closing Date (the “Put”). The Put Notice shall be in the form attached to the Equity Purchase Agreement as Exhibit B. The maximum number of shares of the Common Stock that the Registrant shall be entitled to Put to the Investor per any applicable Put Notice (the “Put Amount”) shall not exceed the lesser of (i) 200% of the average daily trading volume of the Registrant’s Common Stock on the five Trading Days prior to the date the Put Notice is received by the Investor, and (ii) 120% of any previous Put Amount during the Open Period (or for the first Put Notice, 9,000,000 shares of the Common Stock). Notwithstanding the preceding sentence, the Put Amount cannot exceed 4.99% of the outstanding shares of the Common Stock the Registrant. During the Open Period, the Registrant shall not be entitled to submit a Put Notice until after the previous Closing has been completed.

Conditions to Investor’s Obligation to Purchase Shares of the Common Stock. Notwithstanding anything to the contrary in the Equity Purchase Agreement, the Registrant shall not be entitled to deliver a Put Notice and the Investor shall not be obligated to purchase any shares of the Common Stock at a Closing unless each of the following conditions are satisfied:

(a) A Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times until the Closing with respect to the subject Put Notice;

(b) At all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock (i) shall have been listed or quoted for trading on the Principal Market (as defined in the Equity Purchase Agreement), (ii) shall not have been suspended from trading thereon, and (iii) the Registrant shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the Common Stock;

(c) The Registrant has complied with its obligations and is otherwise not in breach of or in default under, the Equity Purchase Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been cured prior to delivery of the Investor’s Put Notice Date;

(d) No injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities (as defined in the Equity Purchase Agreement); and

(e) The issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.

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If any of the events described in clauses (a) through (e) above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.

Mechanics of Purchase of Shares of the Common Stock by the Investor. Subject to the satisfaction of the conditions set forth in Sections 2.5, 7 and 8 of the Equity Purchase Agreement, the closing of the purchase by the Investor of shares of the Common Stock (a “Closing”) shall occur on the date which is the sixth (6) Trading Day (as defined in the Equity Purchase Agreement) following the applicable Put Notice Date (each a “Closing Date”). Upon each such Closing Date, the Registrant shall use all commercially reasonable efforts to cause its transfer agent to electronically transmit the Securities by crediting the account of the Investor’s prime broker (as specified by the Investor within a time reasonably in advance of the Investor’s notice) with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system. Within one business day after receipt of the Securities, the Investor shall deliver to the Registrant the Purchase Price to be paid for such shares, determined as set forth in Section 2.5. Notwithstanding the preceding sentence, to the extent that the Purchase Price for any particular Put would exceed $65,000, then the amount over $65,000 may be paid by the Investor within 10 Trading Days after Investor’s receipt of the Securities.

Purchase Price. The Purchase Price for the Securities for each Put shall be the Put Amount multiplied by seventy percent (75%) of the lowest individual daily VWAP of the Common Stock during the Pricing Period less six hundred fifty dollars ($650.00).

Overall Limit on Common Stock Issuable. Notwithstanding anything contained in the Equity Purchase Agreement to the contrary, if during the Open Period the Registrant becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of shares of the Common Stock issuable by the Registrant and purchasable by the Investor, shall not exceed that number of the shares of Common Stock that may be issuable without shareholder approval (the “Maximum Common Stock Issuance”). If such issuance of shares of Common Stock could cause a delisting on the Principal Market, then the Maximum Common Stock Issuance shall first be approved by the Registrant’s shareholders in accordance with applicable law and the By-laws and the Articles of Incorporation of the Registrant, if such issuance of shares of Common Stock could cause a delisting on the Principal Market. The parties understand and agree that the Registrant’s failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Securities or the Investor’s obligation in accordance with the terms and conditions hereof to purchase a number of shares of the Common Stock in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in Section 2.6 of the Equity Purchase Agreement.

Failure to Deliver Shares of the Common Stock. If after one Trading Day following any Closing Date, the Registrant has failed to deliver any Securities pursuant to the Equity Purchase Agreement (and such failure is not caused by the Investor), then the Pricing Period for such Put Notice shall be extended from the fifth Trading Day following a Put Notice until the date which is the Trading Day immediately prior to the date which the Securities are actually received by the Investor.

Limitation on Amount of Ownership. Notwithstanding anything to the contrary in the Equity Purchase Agreement, in no event shall the Investor be entitled to purchase that number of shares of the Common Stock, which when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended [the “1934 Act”]), by the Investor, would exceed 4.99% of the number of shares of Common Stock outstanding on the Closing Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

Initial Commitment Shares. In consideration for the Investor’s execution and delivery of the Equity Purchase Agreement, concurrently with the execution and delivery of the Equity Purchase Agreement on the Execution Date, the Registrant shall deliver irrevocable instructions to its transfer agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the second Trading Day immediately following the Execution Date, a certificate representing the Initial Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Registrant prior to the Execution Date). Such certificate shall be delivered to the Investor by overnight courier at its address set forth in Section 10.7 of the Equity Purchase Agreement. For the avoidance of doubt, all of the Initial Commitment Shares shall be fully earned as of the Execution Date, regardless of whether any Put Notices are issued by the Registrant or settled hereunder. Upon issuance, the Initial Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the 1933 Act and, subject to the provisions of subsection (d) of Section 10.1 of the Equity Purchase Agreement, the certificates representing the Initial Commitment Shares shall bear the restrictive legend set forth below in subsection (c) of Section 10.2 of the Equity Purchase Agreement. The Initial Commitment Shares shall constitute Registrable Securities and shall be included in the Registration Statement in accordance with the terms of the Registration Rights Agreement.

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Initial Commitment Shares shall mean 12,765,957 shares of Common Stock representing 3.0% of $1,000,000 divided by the sum equal to the average of the daily VWAP of the Common Stock on the three most recent Trading Days immediately preceding the Execution Date multiplied by 75% and with such shares being duly authorized, validly issued, fully paid and nonassessable and which, concurrently with the execution and delivery of the Equity Purchase Agreement on the Execution Date, the Registrant has caused its transfer agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the second Trading Day immediately following the Execution Date.

Additional Commitment Shares. Upon Effective Date, the Registrant shall deliver irrevocable instructions to its transfer agent to issue to the Investor not later than 4:00 p.m. (New York City time) on the second business day immediately following the Effective Date, a certificate representing the Additional Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Registrant prior to the Effective Date). Such certificate shall be delivered to the Investor by overnight courier at its address set forth in Section 10.7 of the Equity Purchase Agreement. For the avoidance of doubt, all of the Additional Commitment Shares shall be fully earned as of the date required for delivery above. However, notwithstanding the preceding sentence, if the Registrant should terminate this Equity Purchase Agreement prior to the date which is 180 days after the Effective Date and such termination occurs prior to the Registrant issuing any Put Notices under this Equity Purchase Agreement, then Investor shall agree to return the Additional Commitment Shares to the Registrant for cancellation. Upon issuance, the Additional Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the 1933 Act and shall bear the restrictive legend set forth below in subsection (c) of Section 10.2 of the Equity Purchase Agreement. The Additional Commitment Shares shall not constitute Registrable Securities and shall not be included in the Registration Statement in accordance with the terms of the Registration Rights Agreement.

Additional Commitment Shares shall mean the number of shares of Common Stock representing 3.0% of $1,000,000 divided by the sum equal to the average of the daily VWAP of the Common Stock on the three most recent Trading Days immediately preceding the Effective Date multiplied by 75% and with such shares being duly authorized, validly issued, fully paid and nonassessable and which, the Registrant has caused its transfer agent to issue and deliver to the Investor not later than 4:00 p.m.

Legends. The certificate(s) representing the Commitment Shares, except as set forth below, shall bear a restrictive legend in substantially the following form:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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Removal of Legend. From and after the Effective Date, the Registrant shall, no later than two Trading Days following the delivery by the Investor to the Registrant or the Registrant’s transfer agent (with notice to the Registrant) of a legended certificate representing the Initial Commitment Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), as directed by the Investor, either: (A) issue and deliver (or cause to be issued and delivered) to the Investor a certificate representing such Commitment Shares that is free from all restrictive and other legends or (B) cause the Registrant’s transfer agent to credit the Investor’s or its designee’s account at DTC through its Deposit/Withdrawal at Custodian (DWAC) system with a number of shares of Common Stock equal to the number of Initial Commitment Shares represented by the certificate so delivered by the Investor (the date by which such certificate is required to be delivered to the Investor or such credit is so required to be made to the account of the Investor or its designee at DTC pursuant to the foregoing is referred to herein as the “Required Delivery Date”). If the Registrant fails on or prior to the Required Delivery Date to either (i) issue and deliver (or cause to be issued and delivered) to the Investor a certificate representing the Commitment Shares that is free from all restrictive and other legends or (ii) cause the Registrant’s transfer agent to credit the balance account of the Investor or its designee at DTC through its Deposit/Withdrawal at Custodian (DWAC) system with a number of shares of Common Stock equal to the number of Commitment Shares represented by the certificate delivered by the Investor pursuant hereto, then, in addition to all other remedies available to the Investor, the Registrant shall not be able to issue a Put Notice to Investor. In addition, to the extent applicable or necessary, the Registrant shall cooperate with Investor to provide, at Registrant’s expense, any legal opinions required to sell any Commitment Shares pursuant to Rule 144 under the 1933 Act.

A copy of the Equity Purchase Agreement is attached as an exhibit to this Form 8-K.

Securities Purchase Agreement.

On March 11, 2014, the Registrant and the Investor executed that certain Securities Purchase Agreement whereby the Investor desires to purchase and the Registrant desires to issue and sell, upon the terms and conditions set forth in the Securities Purchase Agreement, two 8% convertible notes of the Registrant, in the form attached to the Securities Purchase Agreement as Exhibit A, in the aggregate principal amount of $22,500.00 (consisting of one note with a principal amount of $10,000.00 (the “First Note”) and one note with a principal amount of $12,500.00 (the “Second Note”) together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”), convertible into shares of common stock, $0.001 par value per share, of the Registrant (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.

Purchase and Sale of Notes.

Purchase of Notes. On each of the Closing Dates (as defined below), the Registrant shall issue and sell to the Investor and the Investor agrees to purchase from the Registrant such principal amount of the Notes as is set forth in the Securities Purchase Agreement.

Form of Payment. On each of the Closing Dates (as defined below), the Investor shall pay the purchase price for each Note to be issued and on such date (the “Purchase Price”) by wire transfer of immediately available funds to Registrant’s designated legal counsel, in accordance with the Registrant’s written wiring instructions, against delivery of each of Notes in, and (ii) the Registrant shall deliver such duly executed Notes on behalf of the Registrant, to the Investor, against delivery of such Purchase Price.

Closing Dates. Subject to terms and conditions of the Securities Purchase Agreement, the date of the issuance and sale of the Notes pursuant to the Securities Purchase Agreement (each a “Closing Date” and together the “Closing Dates”) shall be for the First Note as of the Agreement Date and for the Second Note a date that is 15 days after effective date of the registration statement (the “Registration Statement”) filed in conjunction with the Equity Purchase Agreement dated March 11, 2014, described above.

The Investor’s Representations and Warranties. The Investor represents and warrants to the Registrant that:

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Investment Purpose. The Investor is purchasing the Notes and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes (including, without limitation, such additional shares of Common Stock, if any, as are issuable on account of interest on or other provisions of the Notes) pursuant to the Securities Purchase Agreement, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Notes, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided , however , that by making the representations in the Securities Purchase Agreement, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

Accredited the Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited the Investor”).

Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Registrant is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in the Securities Purchase Agreement in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Information. The Investor and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Registrant and materials relating to the offer and sale of the Securities which have been requested by the Investor or its advisors. Notwithstanding the foregoing, the Registrant has not disclosed to the Investor any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Investor.

Transfer or Re-sale. The Investor understands that the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless the Securities are sold pursuant to an effective registration statement under the 1933 Act or in reliance of an exemption thereunder.

Legends. The Investor understands that the Notes and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion

Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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The legend set forth above shall be removed and the Registrant shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Registrant with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Registrant so that the sale or transfer is effected. The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Registrant does not accept the opinion of counsel provided by the Investor with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, it will be considered an Event of Default pursuant to Article 2 of the Notes.

A copy of the Securities Purchase Agreement is attached as an exhibit to this Form 8-K.

The First Note.

On March 11, 2014, Mind Solutions, Inc. (the “Borrower”) executed and delivered to Premier Venture Partners, LLC (the “Holder”) that certain Convertible Promissory Note (the “First Note”) in the original principal amount of $10,000.00, together with any interest as set forth therein, on March 11, 2015 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) (the “Interest Rate”) per annum from the date thereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Subject to Section 1.8 of the First Note, the First Note may be prepaid in whole or in part at any time. Any amount of principal or interest on the First Note which is not paid when due shall bear interest at the lower of the rate of eighteen percent (18%) per annum or the highest interest rate permitted by law from the due date thereof until the same is paid (the “Default Interest Rate”). Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due thereunder (to the extent not converted into common stock, $0.001 par value per share (the “Common Stock”) in accordance with the terms thereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of the First Note. Whenever any amount expressed to be due by the terms of the First Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which the First Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in the First Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which the First Note was originally issued (the “Purchase Agreement”).

The First Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof. The following terms shall apply to the First Note:

Conversion Right. The Holder shall have the right from time to time, and at any time the First Note is still outstanding, to convert all or any part of the outstanding and unpaid principal and interest on the First Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided therein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of the First Note in excess of that portion of the First Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of the First Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of the First Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached to the First Note as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 of the First Note; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 5:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of the First Note, the sum of (1) the principal amount of the First Note to be converted in such conversion plus (2) at the Borrower’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in the First Note to the Conversion Date, provided, however, that the Registrant shall have the right to pay any or all interest in cash.

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Conversion Price.

Calculation of Conversion Price. The conversion price (the “Conversion Price”) shall equal the lower of (i) $0.0032 or (ii) the Variable Conversion Price (as defined in the First Note)(subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 50% multiplied by the Market Price (as defined in the First Note)(representing a discount rate of 50%). “Market Price” means the lowest individual daily VWAP (as defined below) for the Common Stock during the ten (10) Trading Day period ending one Trading Day prior to the date the Conversion Notice is received by the Holder from the Borrower (the “Conversion Date”). “VWAP” means the volume weighted average price (the aggregate sales price of all trades of Common Stock during a Trading Day divided by the total number of shares of Common Stock traded during such Trading Day) of the Common Stock during a Trading Day as reported on Bloomberg, L.P., Quotestream, or other applicable service.

Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of the First Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved five times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). The Reserved Amount shall be increased from time to time in accordance with the Borrower’s obligations pursuant to Section 4(g) of the Securities Purchase Agreement. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of the First Note, and (ii) agrees that its issuance of the First Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the First Note.

Method of Conversion.

Mechanics of Conversion. Subject to Section 1.1 of the First Note, the First Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 5:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering the First Note at the principal office of the Borrower.

Surrender of Note upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of the First Note in accordance with the terms hereof, the Holder shall not be required to physically surrender the First Note to the Borrower unless the entire unpaid principal amount of the First Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of the First Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of the First Note is converted as aforesaid, the Holder may not transfer the First Note unless the Holder first physically surrenders the First Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of the First Note. The Holder and any assignee, by acceptance of the First Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of the First Note, the unpaid and unconverted principal amount of the First Note represented by the First Note may be less than the amount stated on the face hereof.

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Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in Section 1.4 of the First Note, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of the First Note) (such second business day being hereinafter referred to as the “Deadline”) in accordance with the terms hereof and the Securities Purchase Agreement (including, without limitation, in accordance with the requirements of [Section 2(g)] of the Securities Purchase Agreement that certificates for shares of Common Stock issued on or after the effective date of the Registration Statement upon conversion of the First Note shall not bear any restrictive legend).

Concerning the Shares. The shares of Common Stock issuable upon conversion of the First Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with Section 1.5 of the First Note and who is an Accredited Investor (as defined in the Purchase Agreement). Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of the First Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of the First Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, (ii) such Holder provides the Borrower or its transfer agent with reasonable assurances that the Common Stock issuable upon conversion of the First Note (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 or (iii) in the case of the Common Stock issuable upon conversion of the First Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

A copy of the First Note is attached as an exhibit to this Form 8-K.

The Second Note.

The Second Note will be in the original principal amount of $12,500.00 and will be purchased 15 days after effective date of the Registration Statement filed in conjunction with the Equity Purchase Agreement dated March 11, 2014, described above. The Second Note will contain the same terms as are contained in the First Note except for the Maturity Date and the original principal amount.

The Registration Rights Agreement.

On March 11, 2014, the Registrant and the Investor executed that certain Registration Rights Agreement whereby the Registrant has agreed to provide certain registration rights under the 1933 Act, and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Equity Purchase Agreement.

The Registrant shall use all commercially reasonable efforts to, within thirty (30) days of the date of this Agreement, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale by the Investor of Registrable Securities in an amount equal to 200,000,000 shares of Common Stock (the “Registration Amount”), 12,765,957 of which shares of Common Stock shall be registered as Initial Commitment Shares, and the balance of which shares of Common Stock shall be registered as the Securities which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Registrant may reduce the Registration Amount to the extent that the SEC requires such amount of the Registration to be reduced as a condition of effectiveness, however not to an amount that is less than 250% of the Initial Commitment Shares.

The Registrant shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC.

The Registrant agrees not to include any other securities in the Registration Statement covering the Registrable Securities without Investor’s prior written consent which Investor may withhold in its sole discretion. Furthermore, the Registrant agrees that it will not file any other Registration Statement for other securities, until thirty calendar days after the Registration Statement for the Registrable Securities is declared effective by the SEC.

Notwithstanding the registration obligations set forth in Section 2.1 of the Registration Rights Agreement, if the staff of the SEC (the “Staff”) or the SEC informs the Registrant that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Registrant agrees to promptly (i) inform Investor of such fact and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the Registrant amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Registrant will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (each, an “Additional Registration Statement”). Additionally, the Registrant shall have the ability to file one or more New Registration Statements to cover the Registrable Securities once the Shares under the initial Registration Statement referenced in Section 2.1 have been sold.

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A copy of the Registration Rights Agreement is attached as an exhibit to this Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, above.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell Registrant transaction. Not applicable.

(d) Exhibits.

Exhibit No.	Identification of Exhibit
10.1*	Equity Purchase Agreement, dated March 11, 2014, between Mind Solutions, Inc. and Premier Venture Partners, LLC.
10.2*	Securities Purchase Agreement, dated March 11, 2014, between Mind Solutions, Inc. and Premier Venture Partners, LLC.
10.3*	Convertible Promissory Note in the original principal amount of $10,000.00 executed by Mind Solutions, Inc. in favor of Premier Venture Partners, LLC.
10.4*	Registration Rights Agreement, dated March 11, 2014, between Mind Solutions, Inc. and Premier Venture Partners, LLC.

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* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014.	MIND SOLUTIONS, INC.

By /s/ Kerry Driscoll
Kerry Driscoll, Chief Executive Officer

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